GUIDESTONE FUNDS

Supplement dated February 29, 2008

to

Prospectus dated May 1, 2007 (as amended August 31, 2007)

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

I. CHANGES TO DATE TARGET FUNDS AND BLENDED FUNDS

Effective on or about March 31 2008, changes to the investment policies of the Date Target Funds and certain Blended Funds will be implemented which will increase the target percentage range of each such series’ portfolio that may be invested in non-U.S. Equity Select Funds.

The glide path graph in the “Risk & Return Summaries” for each of the Date Target Funds beginning on page 7 of the Prospectus should be deleted in its entirety and replaced with the following:

i

The table of target percentages in allocating the MyDestination 2005 Fund’s assets among the Select Funds included in The MyDestination 2005 Fund Summary on page 6 of the Prospectus should be deleted in its entirety and replaced with the following:

	April 2008	5 Years After	10 Years After	15 Years After
Asset Class	Retirement 2005*
Bond Select Funds**	35.50%	39.50%	54.50%	75.00%
U.S. Equity Select Funds	31.75%	29.50%	23.50%	17.50%
Non-U.S. Equity Select Funds	13.37%	12.50%	10.00%	7.50%
REITs	4.38%	3.50%	1.00%	0.00%
TIPS	15.00%	15.00%	11.00%	0.00%

Select Fund
Equity Index	2.50%	2.25%	2.00%	1.57%
Real Estate Securities	4.38%	3.50%	1.00%	0.00%
Value Equity	12.88%	12.00%	9.50%	7.09%
Growth Equity	12.88%	12.00%	9.50%	7.09%
Small Cap Equity	3.50%	3.25%	2.50%	1.75%
International Equity	13.37%	12.50%	10.00%	7.50%
Money Market	0.00%	0.00%	0.00%	0.00%
Low-Duration Bond	14.94%	18.50%	40.50%	75.00%
Medium-Duration Bond	16.50%	18.50%	14.00%	0.00%
Extended-Duration Bond	1.38%	1.00%	0.00%	0.00%
Global Bond	2.69%	1.50%	0.00%	0.00%

*	The retirement year of 2005 assumes that an investor retired at age 65.

**	These target allocations may include investment grade and high yield fixed income classes and may include foreign and domestic investments.

The table of target percentages in allocating the MyDestination 2015 Fund’s assets among the Select Funds included in The MyDestination 2015 Fund Summary on page 11 of the Prospectus should be deleted in its entirety and replaced with the following:

	April 2008	Retire- ment*	5 Years After	10 Years After	15 Years After
Asset Class		2015
Bond Select Funds**	26.63%	29.50%	39.50%	54.50%	75.00%
U.S. Equity Select Funds	41.50%	35.25%	29.50%	23.50%	17.50%
Non-U.S. Equity Select Funds	17.62%	15.00%	12.50%	10.00%	7.50%
REITs	6.00%	5.25%	3.50%	1.00%	0.00%
TIPS	8.25%	15.00%	15.00%	11.00%	0.00%

Select Fund
Equity Index	3.00%	2.75%	2.25%	2.00%	1.57%
Real Estate Securities	6.00%	5.25%	3.50%	1.00%	0.00%
Value Equity	16.88%	14.25%	12.00%	9.50%	7.09%
Growth Equity	16.88%	14.25%	12.00%	9.50%	7.09%
Small Cap Equity	4.75%	4.00%	3.25%	2.50%	1.75%
International Equity	17.62%	15.00%	12.50%	10.00%	7.50%
Money Market	0.00%	0.00%	0.00%	0.00%	0.00%
Low-Duration Bond	6.31%	10.50%	18.50%	40.50%	75.00%
Medium-Duration Bond	10.88%	13.00%	18.50%	14.00%	0.00%
Extended-Duration Bond	4.25%	2.50%	1.00%	0.00%	0.00%
Global Bond	5.19%	3.50%	1.50%	0.00%	0.00%

*	The retirement year assumes that an investor retires at age 65.

**	These target allocations may include investment grade and high yield fixed income classes and may include foreign and domestic investments.

The table of target percentages in allocating the MyDestination 2025 Fund’s assets among the Select Funds included in The MyDestination 2025 Fund Summary on page 16 of the Prospectus should be deleted in its entirety and replaced with the following:

	April 2008	10 Years Before	Retire- ment*	5 Years After	10 Years After	15 Years After
Asset Class			2025
Bond Select Funds**	19.88%	24.50%	29.50%	39.50%	54.50%	75.00%
U.S. Equity Select Funds	51.25%	45.00%	35.25%	29.50%	23.50%	17.50%
Non-U.S. Equity Select Funds	21.87%	19.00%	15.00%	12.50%	10.00%	7.50%
REITs	7.00%	6.50%	5.25%	3.50%	1.00%	0.00%
TIPS	0.00%	5.00%	15.00%	15.00%	11.00%	0.00%

Select Fund
Equity Index	3.50%	3.25%	2.75%	2.25%	2.00%	1.57%
Real Estate Securities	7.00%	6.50%	5.25%	3.50%	1.00%	0.00%
Value Equity	20.38%	18.25%	14.25%	12.00%	9.50%	7.09%
Growth Equity	20.38%	18.25%	14.25%	12.00%	9.50%	7.09%
Small Cap Equity	7.00%	5.25%	4.00%	3.25%	2.50%	1.75%
International Equity	21.87%	19.00%	15.00%	12.50%	10.00%	7.50%
Money Market	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Low-Duration Bond	0.00%	4.50%	10.50%	18.50%	40.50%	75.00%
Medium-Duration Bond	6.19%	9.50%	13.00%	18.50%	14.00%	0.00%
Extended-Duration Bond	6.19%	4.50%	2.50%	1.00%	0.00%	0.00%
Global Bond	7.50%	6.00%	3.50%	1.50%	0.00%	0.00%

*	The retirement year assumes that an investor retires at age 65.

**	These target allocations may include investment grade and high yield fixed income classes and may include foreign and domestic investments.

The table of target percentages in allocating the MyDestination 2035 Fund’s assets among the Select Funds included in The MyDestination 2035 Fund Summary on page 21 of the Prospectus should be deleted in its entirety and replaced with the following:

	April 2008	20 Years Before	10 Years Before	Retire- ment*	5 Years After	10 Years After	15 Years After
Asset Class				2035
Bond Select Funds**	6.62%	15.00%	24.50%	29.50%	39.50%	54.50%	75.00%
U.S. Equity Select Funds	59.94%	54.50%	45.00%	35.25%	29.50%	23.50%	17.50%
Non-U.S. Equity Select Funds	25.75%	23.50%	19.00%	15.00%	12.50%	10.00%	7.50%
REITs	7.69%	7.00%	6.50%	5.25%	3.50%	1.00%	0.00%
TIPS	0.00%	0.00%	5.00%	15.00%	15.00%	11.00%	0.00%

Select Fund
Equity Index	4.19%	3.75%	3.25%	2.75%	2.25%	2.00%	1.57%
Real Estate Securities	7.69%	7.00%	6.50%	5.25%	3.50%	1.00%	0.00%
Value Equity	23.25%	21.50%	18.25%	14.25%	12.00%	9.50%	7.09%
Growth Equity	23.25%	21.50%	18.25%	14.25%	12.00%	9.50%	7.09%
Small Cap Equity	9.25%	7.75%	5.25%	4.00%	3.25%	2.50%	1.75%
International Equity	25.75%	23.50%	19.00%	15.00%	12.50%	10.00%	7.50%
Money Market	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Low-Duration Bond	0.00%	0.00%	4.50%	10.50%	18.50%	40.50%	75.00%
Medium-Duration Bond	1.31%	3.75%	9.50%	13.00%	18.50%	14.00%	0.00%
Extended-Duration Bond	1.31%	3.75%	4.50%	2.50%	1.00%	0.00%	0.00%
Global Bond	4.00%	7.50%	6.00%	3.50%	1.50%	0.00%	0.00%

*	The retirement year assumes that an investor retires at age 65.

**	These target allocations may include investment grade and high yield fixed income classes and may include foreign and domestic investments.

v

The table of target percentages in allocating the MyDestination 2045 Fund’s assets among the Select Funds included in The MyDestination 2045 Fund Summary on page 26 of the Prospectus should be deleted in its entirety and replaced with the following:

	April 2008	30 Years Before	20 Years Before	10 Years Before	Retire- ment*	5 Years After	10 Years After	15 Years After
Asset Class					2045
Bond Select Funds**	0.00%	3.50%	15.00%	24.50%	29.50%	39.50%	54.50%	75.00%
U.S. Equity Select Funds	63.00%	61.50%	54.50%	45.00%	35.25%	29.50%	23.50%	17.50%
Non-U.S. Equity Select Funds	27.00%	26.50%	23.50%	19.00%	15.00%	12.50%	10.00%	7.50%
REITs	10.00%	8.50%	7.00%	6.50%	5.25%	3.50%	1.00%	0.00%
TIPS	0.00%	0.00%	0.00%	5.00%	15.00%	15.00%	11.00%	0.00%

Select Fund
Equity Index	5.00%	4.50%	3.75%	3.25%	2.75%	2.25%	2.00%	1.57%
Real Estate Securities	10.00%	8.50%	7.00%	6.50%	5.25%	3.50%	1.00%	0.00%
Value Equity	24.00%	23.75%	21.50%	18.25%	14.25%	12.00%	9.50%	7.09%
Growth Equity	24.00%	23.75%	21.50%	18.25%	14.25%	12.00%	9.50%	7.09%
Small Cap Equity	10.00%	9.50%	7.75%	5.25%	4.00%	3.25%	2.50%	1.75%
International Equity	27.00%	26.50%	23.50%	19.00%	15.00%	12.50%	10.00%	7.50%
Money Market	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Low-Duration Bond	0.00%	0.00%	0.00%	4.50%	10.50%	18.50%	40.50%	75.00%
Medium-Duration Bond	0.00%	0.00%	3.75%	9.50%	13.00%	18.50%	14.00%	0.00%
Extended-Duration Bond	0.00%	0.00%	3.75%	4.50%	2.50%	1.00%	0.00%	0.00%
Global Bond	0.00%	3.50%	7.50%	6.00%	3.50%	1.50%	0.00%	0.00%

*	The retirement year assumes that an investor retires at age 65.

**	These target allocations may include investment grade and high yield fixed income classes and may include foreign and domestic investments.

The tables of target percentages in allocating the Flexible Income Fund’s and Flexible Income Fund I’s assets among the Select Funds included in Flexible Income Fund and Flexible Income Fund I Summaries on pages 31 and 51, respectively, of the Prospectus should be deleted in their entirety and replaced with the following:

	Target	Range
Asset Class
Bond Select Funds	75%	60-90%
U.S. Equity Select Funds	17%	10-30%
Non-U.S. Equity Select Fund	8%	2-15%

Select Fund
Equity Index	1%	0-10%
Value Equity	7%	2-15%
Growth Equity	7%	2-15%
Small Cap Equity	2%	0-10%
International Equity	8%	2-15%
Money Market	2%	0-10%
Low-Duration Bond	73%	60-90%

The tables of target percentages in allocating the Growth & Income Fund’s and Growth & Income Fund I’s assets among the Select Funds included in Growth & Income Fund and Growth & Income Fund I Summaries on pages 36 and 55, respectively, of the Prospectus should be deleted in their entirety and replaced with the following:

	Target	Range
Asset Class
Bond Select Funds	50%	35-65%
U.S. Equity Select Funds	35%	25-50%
Non-U.S. Equity Select Fund	15%	5-25%

Select Fund
Equity Index	3%	0-10%
Value Equity	14%	5-25%
Growth Equity	14%	5-25%
Small Cap Equity	4%	0-10%
International Equity	15%	5-25%
Money Market	2%	0-10%
Low-Duration Bond	13%	5-25%
Medium-Duration Bond	25%	15-35%
Extended-Duration Bond	10%	5-20%

The tables of target percentages in allocating the Capital Opportunities Fund’s and Capital Opportunities Fund I’s assets among the Select Funds included in Capital Opportunities Fund and Capital Opportunities Fund I Summaries on pages 41 and 59, respectively, of the Prospectus should be deleted in their entirety and replaced with the following:

	Target	Range
Asset Class
Bond Select Funds	25%	15-35%
U.S. Equity Select Funds	52%	40-65%
Non-U.S. Equity Select Fund	23%	10-35%

Select Fund
Equity Index	5%	2-15%
Value Equity	21%	15-35%
Growth Equity	21%	15-35%
Small Cap Equity	5%	0-10%
International Equity	23%	10-35%
Money Market	2%	0-10%
Low-Duration Bond	5%	0-10%
Medium-Duration Bond	13%	5-25%
Extended-Duration Bond	5%	0-10%

The tables of target percentages in allocating the Global Equity Fund’s and Global Equity Fund I’s assets among the Select Funds included in Global Equity Fund and Global Equity Fund I Summaries on pages 46 and 63, respectively, of the Prospectus should be deleted in their entirety and replaced with the following:

	Target	Range
Asset Class
Bond Select Fund	2%	0-10%
U.S. Equity Select Funds	68%	55-85%
Non-U.S. Equity Select Fund	30%	20-40%

Select Fund
Equity Index	5%	0-10%
Value Equity	28%	15-45%
Growth Equity	28%	15-45%
Small Cap Equity	7%	0-15%
International Equity	30%	20-40%
Money Market	2%	0-10%

II. INFORMATION REGARDING SUB-ADVISERS OF THE INTERNATIONAL EQUITY FUND

At a quarterly Board meeting held on February 21 and 22, 2008 (the “Meeting”), the Board of Trustees (the “Board”) of GuideStone Funds (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”) voted to terminate the sub-advisory agreements with Capital Guardian Trust Company, SSgA Funds Management, Inc. and Walter Scott & Partners Limited (together, the “Legacy Sub-Advisers”), each on behalf of the International Equity Fund.

At the Meeting, the Board approved on behalf of the International Equity Fund (1) a new sub-advisory agreement among AQR Capital Management, LLC (“AQR”), GuideStone Capital Management (the “Investment Adviser”) and the Trust; (2) a new sub-advisory agreement among Lazard Asset Management LLC (“Lazard”), the Investment Adviser and the Trust; (3) a new sub-advisory agreement among MFS Institutional Advisors, Inc. (“MFSI”), the Investment Adviser and the Trust; (4) a new sub-advisory agreement among McKinley Capital Management, Inc. (“McKinley”), the Investment Adviser and the Trust; and (5) a new sub-advisory agreement among UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the Investment Adviser and the Trust.

It is currently intended that portions of the International Equity Fund managed by the Legacy Sub-Advisers will be managed by each of AQR, Lazard, MFSI, McKinley and UBS Global AM. The Investment Adviser believes these sub-advisory changes are complimentary to existing strategies within the International Equity Fund. The investment objective, policies and restrictions of the International Equity Fund as stated in the Prospectus will not change. AllianceBernstein L.P., Genesis Asset Managers, LLP, Mondrian Investment Partners Ltd. and Philadelphia International Advisers, L.P. will also continue to act as sub-advisers to the International Equity Fund. Changes in the International Equity Fund’s sub-advisory arrangements may result in increased transaction costs due to restructuring of the Fund’s portfolio, which may negatively affect the Fund’s performance.

In the section describing Sub-Advisers for the International Equity Fund on pages 121-122 of the Prospectus, the paragraphs titled “Capital Guardian Trust Company”, “SSgA Funds Management, Inc.” and “Walter Scott & Partners Limited” should be deleted in their entirety and replaced with the following:

AQR Capital Management, LLC (“AQR”), Greenwich, Connecticut: AQR is an investment management firm employing a disciplined multi-asset, global research process. Investment decisions are made using a series of global asset allocation, arbitrage, and security selection models, and implemented using proprietary trading and risk-management systems. AQR’s systematic and disciplined process is essential to achieve long-term success in investment and risk management. The principals of the firm have been pursuing this research since the late 1980s, and have been implementing this research in one form or another since 1993. The research of AQR’s principals is internationally renowned and has resulted in numerous published papers in a variety of professional journals since 1991. The firm’s founding principals, Clifford S. Asness, Ph.D., David G. Kabiller, CFA, Robert J. Krail, and John M. Liew, Ph.D., and several colleagues founded AQR in January 1998. As of December 31, 2007, AQR manages approximately $35.1 billion across its series of investment products for some of the largest institutional investors from the United States, Europe and Asia. Doctors Asness and Liew are jointly and primarily responsible for the day-to-day management of the Fund.

Lazard Asset Management LLC (“Lazard”), New York, New York: Lazard has provided investment advisory services for over 30 years. Lazard utilizes a team-based approach to portfolio management coupled with its global infrastructure to deliver strong and consistent performance over time. As of December 31, 2007, Lazard had assets of approximately $126.9 billion under management. The Global Quantitative Equity Team’s approach to managing its portion of the International Equity Fund is a bottom-up, developed market strategy using a multi-factor quantitative model. Mr. Paul Moghtader, CFA and Mr. Craig Scholl, CFA are responsible for the day-to-day management of the Fund. Mr. Moghtader leads the Team and serves as a senior portfolio manager responsible for research and programming with a small cap portfolio management concentration. His geographical responsibility is Europe. Prior to joining Lazard in December 2007, Mr. Moghtader was Head of the Global Active Equity Team and a Senior Vice President at State Street Global Advisors where he had been employed since 1997. Mr. Scholl serves as a senior portfolio manager responsible for research concentrating in global and extension portfolios, and his geographic responsibility is general. Prior to joining Lazard in December 2007, Mr. Scholl was a senior portfolio manager on the Global Active Equity Team at State Street Global Advisers where he had been employed since 2000.

MFS Institutional Advisors, Inc. (“MFSI”), Boston, Massachusetts: MFSI, a subsidiary of Massachusetts Financial Services Company (“MFS”), was created in 1970 and registered as an investment adviser under the Investment Advisers Act of 1940 in 1994. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Drawing on its over 80-year investment heritage, which emphasizes integrity, teamwork, and original research, MFSI offers a range of equity and fixed-income products through institutional vehicles and separately managed accounts. As of December 31, 2007, MFS managed total firm assets in excess of $197 billion, with over $81 billion representing institutional clients worldwide. Barry Dargan, the portfolio manager for the MFS International Growth strategy, has overall responsibility and final authority for portfolio construction of the portion of the Fund managed by MFSI. Mr. Dargan has been with MFS for 12 years and has 27 years of industry experience.

McKinley Capital Management, Inc. (“McKinley”), Anchorage, Alaska: A team of investment professionals led by Robert B. Gillam manages the portion of the Fund’s assets allocated to McKinley. The team consists of Robert B. Gillam, Robert A. Gillam, Greg Samorajski, Frederic Parke, Sheldon Lien, Brandon Rinner, Paul Hanson and Forrest Badgley, each of whom are responsible for all aspects of the day-to-day decisions regarding investments. Messrs. Gillam, Gillam, Samorajski, Parke, Lien, Rinner and Hanson have been employed by McKinley for at least nine years. Mr. Badgley, with over 11 years of investment experience, joined McKinley in 2004 and has been a Portfolio Manager at the firm since 2006. Prior to joining the firm, Mr. Badgley worked on the currency futures trading desk for Aspire Trading for two years.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), Chicago, Illinois: UBS Global AM, one of the three business groups of UBS, provides a diverse range of traditional, alternative and real estate investment solutions to private clients, financial intermediaries and institutional investors around the globe. As of December 31, 2007, UBS Global AM managed $786 billion in assets. The Global (ex-US) All Cap Growth Team will manage the portion of the Fund assigned to UBS Global AM. Mr. Vincent Willyard, CFA, Managing

Director and Head of Global ex-US Growth Strategies, has primary responsibility for UBS Global AM’s portion of the Fund. He has been a Managing Director of UBS since July 2007. From July 2005 until July 2007 he served as a Managing Director and lead Portfolio Manager at Nicholas-Applegate. From September 1994 to June 2005, Mr. Willyard was a Portfolio Manager for Duncan-Hurst Capital Management.

III. INFORMATION REGARDING SUB-ADVISERS OF THE GROWTH EQUITY FUND

Effective February 6, 2008, Craig Blum became solely responsible for the day-to-day management of the portion of the Growth Equity Fund managed by TCW Investment Management.

The paragraph titled TCW Investment Management on page 118 of the Prospectus under the sub-heading “Sub-Advisers” should be deleted in its entirety and replaced with the following paragraph:

TCW Investment Management Company (“TCW”), Los Angeles, California: Established in 1971, TCW’s primary business is the provision of investment management services. It specializes in the management of taxable and tax-exempt pools of capital for pension and profit sharing funds, retirement/health and welfare funds, public employee retirement funds, financial institutions, endowments and foundations as well as foreign investors. It also provides investment management services to individuals and manages a full line of no-load mutual funds. As of December 31, 2007, it had approximately $147 billion in assets under management. Craig Blum serves as Portfolio Manager for the portion of the Growth Equity Fund managed by TCW. Mr. Blum joined TCW in 1999. Mr. Blum is responsible for the Fund’s portfolio by managing the Concentrated Core strategy.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

x

GUIDESTONE FUNDS

Supplement dated February 29, 2008

to

Statement of Additional Information dated May 1, 2007 (as amended August 31, 2007)

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.

In the section describing Control Persons of Sub-Advisers for the International Equity Fund on page 45 of the SAI, the paragraphs titled “Capital Guardian Trust Company”, “SSgA Funds Management, Inc.” and “Walter Scott & Partners Limited” should be deleted in their entirety and replaced with the following:

AQR Capital Management, LLC (“AQR”), Greenwich, Connecticut: At the inception of the firm, AQR was owned by its founding principals: Clifford S. Asness, Ph.D., John M. Liew, Ph.D., David Kabiller, CFA, and Robert Krail. Since 2003, ownership expanded to include Bradley D. Asness, Brian K. Hurst, Jacques A. Friedman, Oktay Kurbanov, Ronen Israel and Lars Nielsen. Also, in November 2004, Affiliated Managers Group (NYSE: AMG) purchased a modest minority stake in AQR. AQR principals/employees continue to own the majority of AQR (i.e., greater than 75%) and maintain independence of the investment process and the management of the firm.

Lazard Asset Management LLC (“Lazard”), New York, New York: Lazard is a Delaware limited liability company. It is a subsidiary of Lazard Frères & Co. LLC, a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd, which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange under the symbol “LAZ.” These interests are held by public stockholders as well as by current and former Managing Directors of Lazard Group LLC.

MFS Institutional Advisors, Inc. (“MFSI”), Boston, Massachusetts: MFSI is the global institutional subsidiary of Massachusetts Financial Services Company (“MFS”). MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a direct subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization).

McKinley Capital Management, Inc. (“McKinley”), Anchorage, Alaska: McKinley is an independently owned private corporation. Since 1998, the firm has implemented an Incentive Stock Option (“ISO”) Plan to facilitate future growth by attracting, retaining, and rewarding selected employees. The ISO Plans provide a mechanism through the ownership of nonvoting stock for succession planning and enhancement of the firm’s overall compensation structure. As of December 31, 2007, 31 professionals participated in the firm’s ISO Plans, and, on a fully diluted basis, held options to purchase approximately 26% of the firm’s common stock. Robert B. Gillam, founder, President and CEO, serves in a representative capacity for two separate trusts that presently are the sole shareholders.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), Chicago, Illinois: UBS Global AM, One North Wacker Drive, Chicago, Illinois 60606, is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management Division. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. UBS Americas Inc. (“UBS”), a Delaware corporation, owns 100% of UBS Global AM, a Delaware corporation.

i

The Other Accounts Managed chart beginning on page 47 of the SAI is amended to remove the horizontal rows of information titled “Capital Guardian Trust Company”, “SSgA Funds Management, Inc.” and “Walter Scott & Partners Limited” and add the following which are current as of fiscal year ended December 31, 2007:

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within
each
category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Sub-Advisers
Portfolio Managers
AQR Capital Management, LLC
Clifford S. Asness, Ph.D.	19	$5,900	58	$12,300	63	$16,800	2	$100	15	$9,200	10	$2,400
John M. Liew, Ph.D.	18	$5,900	40	$10,700	40	$14,900	2	$100	12	$7,800	8	$2,100
Lazard Asset Management LLC	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Paul Moghtader
Craig Scholl
MFS Institutional Advisors, Inc.
Barry P. Dangen	6	$2,354	2	$226	8	$732	N/A	N/A	N/A	N/A	N/A	N/A
McKinley Capital Management, Inc.*	7	$1,628	2	$449	73	$15,430	N/A	N/A	N/A	N/A	2	$601
Robert B. Gillam
Robert A. Gillam
Greg Samorajski
Frederic Parke
Sheldon Lien
Brandon Rinner
Paul Hanson
Forrest Badgley

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Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Sub-Advisers
Portfolio Managers
UBS Global Asset Management (Americas) Inc.
Vincent Willyard	4	$1,082	4	$282	9	$823	N/A	N/A	N/A	N/A	N/A	N/A

*	The Sub-Adviser utilizes a team-based approach to portfolio management and each of the portfolio managers listed below are jointly and primarily responsible for the management of a portion of the accounts listed in each category.

The Other Accounts Managed chart beginning on page 47 of the SAI is amended to remove the horizontal rows of information under the heading “TCW Investment Management” for Stephen A. Burlingame.

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In the section describing Portfolio Manager Compensation beginning on page 55 of the SAI, the paragraphs titled “Capital Guardian Trust Company”, “SSgA Funds Management, Inc.” and “Walter Scott & Partners Limited” should be deleted in their entirety and add the following which are current as of the fiscal year ended December 31, 2007:

AQR Capital Management, LLC (“AQR”), Greenwich, Connecticut: AQR’s philosophy it to compensate people and incentivize them in a manner consistent with client objectives. In order to generate optimal performance, the firm seeks to reward financial innovation which AQR believes is best created through a team approach. AQR’s principals are compensated via a base salary and profit sharing amount which is tied to their percentage of ownership of the firm. All other employees at AQR are paid based on a salary and bonus structure.

Lazard Asset Management LLC (“Lazard”), New York, New York: The Lazard Global Quantitative Equity team is compensated in three different forms: base salary, annual bonus and long-term incentives. Members of the team receive a base salary, which reflects their responsibilities and experience. Base salaries are competitive within the marketplace. The second component is an annual bonus payment that is tied to the success of the business and the third portion of the compensation is Lazard stock which vests over a period of time. All members of the team participate in this compensation plan.

MFS Institutional Advisors, Inc. (“MFSI”), Boston, Massachusetts: Portfolio manager total cash compensation is a combination of base salary and performance bonus:

•	Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

•	Performance Bonus – Generally, incentive compensation represents a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Lipper peer group universe and/or benchmark index with respect to each account. (Generally the benchmark index used is a benchmark index set forth in the Fund’s prospectus to which the Fund’s performance is compared.) Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to portfolio performance over three-year and five-year time periods with lesser consideration given to portfolio performance over a one-year period (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the Massachusetts Financial Services Company (“MFS”) Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

McKinley Capital Management, Inc. (“McKinley”), Anchorage, Alaska: Compensation to McKinley’s investment professionals comes in the form of a base salary, cash bonus and incentive stock options. The base salary is determined by the individual’s years of experience and market rates. The cash bonus and incentive stock option awards are based solely on the discretion of McKinley’s Executive Committee. There is no performance compensation for any portfolio manager with respect to the Fund.

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McKinley also offers healthcare benefits, a 401(k) plan that includes firm matching of employee contributions, and career enhancement opportunities, including financial assistance for those seeking to further their education and/or professional credentials (e.g., university coursework, CFA exam seminars). McKinley is committed to offering a compensation package that will continue to attract, retain, and motivate talented professionals. Lifestyle and quality of life also play in a role in retaining and attracting professionals.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), Chicago, Illinois: The compensation received by the portfolio managers at UBS Global AM, including the Fund’s portfolio managers, includes a base salary and incentive compensation, as detailed below. UBS Global AM’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. The compensation and benefits programs also align the interests of the investment professionals with the interests of UBS Global AM’s clients. Overall compensation can be grouped into three categories:

•	Competitive salary, benchmarked to maintain competitive compensation opportunities.

•	Annual bonus, tied to individual contributions and investment performance.

•	UBS equity awards, promoting company-wide success and employee retention.

Base salary—Base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual bonuses—Annual bonuses are correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm’s overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual’s specific contribution to the firm’s results. UBS Global AM strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals’ interests with those of UBS Global AM’s clients. Each portfolio manager’s bonus is based on the performance of each Fund the portfolio manager manages as compared to the Fund’s broad-based index over a three-year rolling period.

UBS AG Equity—Senior investment professionals, including the Fund’s portfolio managers, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG Equity shares or employee stock options. UBS Global AM believes that this reinforces the critical importance of creating long-term business value and also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through “Equity Plus.” This long-term incentive program gives employees the opportunity to purchase UBS AG Equity stock with after-tax funds from their bonus and/or salary. Two UBS AG Equity stock options are given for each share acquired and held for two years. UBS Global AM feels this engages its employees as partners in the firm’s success, and helps to maximize its integrated business strategy.

The paragraphs titled “Capital Guardian Trust Company”, “SSgA Funds Management, Inc.” and “Walter Scott & Partners Limited” under the heading Appendix B – Proxy Voting beginning on page B-1 of the SAI should be deleted in their entirety and add the following:

AQR Capital Management, LLC (“AQR”), Greenwich, Connecticut: AQR’s authority to vote proxies for its clients is established by its investment advisory agreements or comparable documents. AQR has established proxy voting policies and procedures and the Compliance Department oversees the proxy voting process. The proxy voting procedures are designed to ensure that proxies are voted in the clients’ best interest. AQR will generally vote proxies

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according to the proxy voting guidelines developed by Institutional Shareholder Services, Inc. (“ISS”) and adopted by AQR. ISS is an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services.

In addition, the proxy voting policy includes guidelines for the Compliance Officer and General Counsel to follow if a material conflict of interest arises between AQR and/or its employees (including the Compliance Officer and General Counsel), and its clients to ensure any material conflict is resolved in the best interest of its clients. Upon request, AQR will provide a client with a copy of its proxy voting policies and procedures and information on how the client’s proxies were voted. A conflict of interest may exist, for example, if AQR has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer (“CCO”) and otherwise remove him or herself from the proxy voting process. The CCO will review each item referred to by AQR’s investment professionals to determine if a conflict of interest exists and will draft a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside AQR (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Lazard Asset Management LLC (“Lazard”), New York, New York: As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has adopted a written policy (the “Policy”) that is designed to ensure that it satisfies its fiduciary obligation. Lazard has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of the Policy.

Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, Lazard’s policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, Lazard must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

Administration and Implementation of Proxy Voting Process. Lazard’s proxy-voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operating Officer. Oversight of the process is provided by Lazard’s Legal/Compliance Department and by a Proxy Committee consisting of senior Lazard officers. To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the “Approved Guidelines”). These Approved Guidelines provide that Lazard should vote for or against a proposal, or that a proposal should be considered on a case-by-case basis. Lazard believes that its portfolio managers and global research analysts with knowledge of the company (“Portfolio Management”) are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management’s recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee’s final determination. The Manager of ProxyOps may also consult with Lazard’s Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

Types of Proposals. Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. The Policy lists the Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted, and an Approved Guideline will be adopted if appropriate.

Conflicts of Interest. The Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for Lazard. Should the appearance of such a conflict exist, Lazard will seek to alleviate the conflict by voting consistent with an Approved Guideline (to vote for or against), or, in situations where the Approved Guideline is to vote case-by-case, with the recommendation of an independent source, currently ISS. If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy

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Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a third independent source is not available, Lazard will follow the recommendation of ISS’ Proxy Advisor Service.

MFS Institutional Advisors, Inc. (“MFSI”), Boston, Massachusetts: Massachusetts Financial Services Company, MFSI and MFS’ other investment adviser subsidiaries (collectively, “MFS”) have adopted proxy voting policies and procedures (“MFS Proxy Voting Policies and Procedures”) with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund MFS will vote proxies on behalf of institutional clients and sub-advised funds, unless the client or adviser, as applicable, retains that obligation. When MFS votes proxies on behalf of institutional clients and sub-advised clients, MFS’s proxy voting policy (the “Proxy Policy”) implements standards that are reasonably designed to ensure that proxies are voted in the best long-term economic interests of its clients. The Proxy Policy provides standards for specific issues, including non-salary compensation programs, “golden parachutes,” anti-takeover measures and other corporate actions, auditor and board member independence and social issues. The Proxy Policy is given to the sub-advised fund’s adviser for board approval.

The Proxy Policy outlines the responsibilities of the Proxy Voting Committee, which oversees MFS’s proxy voting activities. The Proxy Voting Committee includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee monitors proxy voting for material conflicts of interest when MFS personnel seek to override the MFS Proxy Voting Policies and Procedures’ voting guidelines or on matters presented for vote that are not clearly governed by the guidelines. The Proxy Voting Committee considers special proxy issues as they arise.

Generally, under normal circumstances, MFS votes proxies in accordance with its predetermined proxy voting guidelines. If a conflict is determined to exist, voting will be conducted under the oversight of the Proxy Voting Committee. Similarly, the Proxy Voting Committee oversees voting for certain non-routine items, such as voting related to mergers and acquisitions. The MFS Proxy Voting Policies and Procedures contains policies that are designed to ensure that material conflicts of interest are avoided and/or resolved in a manner consistent with our fiduciary role and the best economic interests of our clients. In determining whether a conflict of interest exits, MFS will compare the issuer of the proxy to a list containing current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (collectively, “MFS Significant Client List”). If the issuer of the proxy is not on the MFS Significant Client List, then no material conflict of interest will be deemed to exist and the proxy will be voted as determined by the Proxy Voting Committee. Alternatively, if the issuer appears on the MFS Significant Client List, then a conflict of interest will be deemed to exist and at least one member of the Proxy Voting Committee will carefully evaluate the proposed vote to ensure that the proxy is voted in what MFS believes is in the best long-term economic interests of MFS’s clients.

MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements and that some items may not be clearly governed by the guidelines. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’s best judgment, consistent with the best long-term economic interests of clients. Institutional Shareholder Services, Inc. the proxy administrator, performs various proxy voting related services, which includes providing a report on proxy voting. MFS works with advisers of sub-advised funds in the compilation of data for Form N-PX and discloses to its clients how to obtain voting history information and provides such information upon request.

The Proxy Voting Committee reviews the policy and procedures at least annually and recommends any amendments considered to be necessary or advisable.

McKinley Capital Management, Inc. (“McKinley”), Anchorage, Alaska: Investment Advisers Act of 1940 Rule 206(4) imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients’ accounts. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser’s own interests above those of its clients.

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These written policies and procedures are designed to reasonably ensure that McKinley votes proxies in the best interests of clients who McKinley has voting authority and describes how the firm addresses material conflicts between its interests and those of its clients with respect to proxy voting. Clients may obtain a copy of this policy and a record of votes cast on behalf of their account by contacting the Compliance Officer at (907) 563-4488.

McKinley utilizes the services of an outside proxy firm, Institutional Shareholder Services, Inc. (“ISS”), to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues.

The portfolio management area is responsible for deciding what is in the best interest of each particular client when determining how proxies are voted. McKinley defines the best interest of the client to mean best economic interest of the shareholders of the company. Some of the factors used to determine why McKinley considers its vote to have been made in the best interest of the clients include (but are not limited to):

(i)	If adopted, the proposal would have a positive economic effect on shareholder value;

(ii)	If adopted, the proposal would pose no threat to existing rights of shareholders;

(iii)	The dilution, if any, of existing shares that would result from adoption of the proposal is warranted by the benefits of the proposal; and

(iv)	If adopted, the proposal would not limit or impair the accountability of management and the board of directors to shareholders.

Because circumstances differ between clients, some clients contractually reserve the right to vote their own proxies or contractually direct McKinley to vote their proxies in a certain manner. In addition, there may be circumstances where proxies are not voted if voting would result in locking up the securities from being able to be sold prior to the shareholder meeting, known as “shareblocking.”

The portfolio management area is also responsible for monitoring corporate actions, ensuring the notifications from the custodians and/or information from Bloomberg or other electronic surveillance systems is recorded in the portfolio management/accounting system.

Proxy Voting Process

When a new account is opened where McKinley is responsible for voting proxies, a letter is sent to the custodian informing them that ISS will act as the firm’s proxy voting agent for that account. McKinley notifies ISS and sends a daily holdings file on each account which is uploaded into ISS’s proprietary software.

ISS is responsible for: notifying McKinley in advance of the meeting; providing the appropriate proxies to be voted; and maintaining records of proxy statements received and votes cast. The compliance officer at McKinley is responsible for: maintaining the proxy policies and procedures; obtaining the appropriate guidance from the portfolio manager staff on how to vote; and determining when a potential conflict of interest exists (see below section). The operations department is responsible for: setting up new accounts; determining which accounts McKinley has proxy voting responsibilities for; maintaining documents created that were material to the voting decision – including those records required to document the basis for voting decisions; maintaining records of all communications received from clients requesting information on how their proxies were voted and McKinley’s responses; notifying clients how they can obtain voting records and polices and procedures; and when effective, for implementing appropriate mutual fund proxy voting disclosures.

Resolving Potential Conflicts of Interest

The compliance officer is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

•	McKinley manages a pension plan, administers employee benefit plans, or provides brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies;

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•	McKinley has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;

•	McKinley or its principals have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

In instances where a potential conflict of interest exists, the compliance officer will obtain client consent before voting. In the event the client is a registered mutual fund, the compliance officer will vote the shares in accordance with ISS recommended voting. For non mutual fund clients, the compliance officer will provide the client with sufficient information regarding the shareholder vote and the adviser’s potential conflict so that the client can make an informed decision whether or not to consent.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), Chicago, Illinois:

The Global Corporate Governance Principles (“Principles”) describe the approach of Equities, Fixed Income, and Global Investment Solutions investment areas of UBS Global AM to corporate governance and to the exercise of voting rights on behalf of clients (which include funds, individuals, pension schemes, and all other advisory clients).

Where clients of UBS Global AM have delegated the discretion to exercise the voting rights for shares they beneficially own, UBS Global AM has a fiduciary duty to vote shares in the clients’ best interest. These Principles set forth UBS Global AM’s approach to corporate governance and to the exercise of voting rights when clients have delegated their voting rights to UBS Global AM.

Key Principles

UBS Global AM’s Principles are based on an active investment style and structure whereby the firm has detailed knowledge of the investments made on behalf of clients and therefore is in a position to judge what is in the best interests of clients as beneficial owners.

UBS Global AM believes voting rights have economic value and should be treated accordingly. Where UBS Global AM has been given the discretion to vote on clients’ behalves, the firm will exercise its delegated fiduciary responsibility by voting in a manner UBS Global AM believes will most favorably impact the economic value of the clients’ investments.

Good corporate governance should, in the long term, lead towards both better corporate performance and improved shareholder value. Thus, UBS Global AM expects board members of companies in which the firm has invested to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance.

In serving the interests of clients, some capabilities within UBS Global AM may at times pursue differing approaches towards particular corporate governance issues, including how to vote or abstain on proposals. This reflects the diverse nature of UBS Global AM’s capabilities. However, in all cases the interests of clients will be paramount. Underlying UBS Global AM’s voting and corporate governance principles, the firm has two fundamental objectives:

1.	UBS Global AM seeks to act in the best financial interests of clients to enhance the long-term value of their investments.

2.	As an investment advisor, UBS Global AM has a strong commercial interest that companies which the firm invests on behalf of clients are successful. UBS Global AM promotes best practice in the boardroom.

To achieve these objectives, UBS Global AM has established these Principles, which the firm believes are designed to guide the exercise of voting rights and the taking of other appropriate actions, and to support and encourage sound corporate governance practice. These Principles are implemented globally to harmonize UBS Global AM’s philosophies across the firm’s offices worldwide. However, these Principles permit individual regions or countries within UBS Global AM the discretion to reflect local laws or standards where appropriate.

While there is no absolute set of standards that determine appropriate governance under all circumstances and no set of values will guarantee ethical board behavior, there are certain principles, which provide evidence of good corporate governance. UBS Global AM will, therefore, generally exercise voting rights on behalf of clients in accordance with the following principles.

Board Structure. Some significant factors for an effective board structure include:

•	An effective Chairman is key.

•	The roles of Chairman and Chief Executive generally should be separated.

•	The Board should be comprised of individuals with appropriate and diverse experience capable of providing good judgment and diligent oversight of the management of the company.

•	The Board should be comprised of both executive and non executive directors.

•	The non executive directors should provide a challenging, but generally supportive environment for the executive directors.

Board Responsibilities. Some significant factors for effective discharge of board responsibilities include:

•	The whole Board should be fully involved in endorsing strategy and in all major strategic decisions (e.g., mergers and acquisitions)

•	The Board should ensure that at all times:

•	Appropriate management succession plans are in place.

•	The interests of executives and shareholders are aligned.

•	The financial audit is independent and accurate.

•	The brand and reputation of the company is protected and enhanced.

•	A constructive dialogue with shareholders is encouraged.

•	That it receives all the information necessary to hold management to account.

Areas of Focus. Some examples of areas of concern related to our Corporate Governance focus include the following:

•	Economic value resulting from acquisitions or disposals.

•	Operational performance.

•	Quality of management.

•	Independent non executive directors not holding executive management to account.

•	Quality of internal controls.

•	Lack of transparency.

•	Inadequate succession planning.

•	Poor approach to corporate social responsibility.

•	Inefficient management structure.

•	Corporate activity designed to frustrate the ability of shareholders to hold the Board to account or realize the maximum value of their investment.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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